December 31, 2015

STRATEGIC FUNDS, INC.
Dreyfus Conservative Allocation Fund

Dreyfus Moderate Allocation Fund

Dreyfus Growth Allocation Fund

Supplement to Prospectus

dated December 31, 2015

Effective February 1, 2016, the following information supplements and supersedes any contrary information contained in the section of the fund’s prospectus entitled "Shareholder Guide – Services for Fund Investors":

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

Fund Exchanges – Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.

AF-PS1215